SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): February 6, 2003

American Classic Voyages Co.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9264 (Commission File Number)	31-0303330 (IRS Employer Identification Number)

Two North Riverside Plaza, Suite 600 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 466-3171
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     As previously reported, on October 19, 2001, American Classic Voyages Co. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 22, 2001, all of the Company’s subsidiaries other than Oceanic Ship Co., Project America, Inc., Project America Ship I, Inc. and Project America Ship II, Inc. (the “Non-Filing Subsidiaries”) filed a voluntary petition for bankruptcy protection under Chapter 11 in the Bankruptcy Court. On October 22, 2001, the Non-Filing Subsidiaries ceased all operations and the secured creditor, Holland America Line, took possession of the ms Patriot (the primary asset of Oceanic Ship Co.) in connection with the uncontested foreclosure of its maritime lien on the vessel. All subsidiaries of the Company other than the Non-Filing Subsidiaries are hereinafter referred to as the “Filing Subsidiaries.”

     On February 6, 2003, the Debtors’ Second Amended Joint Plan of Liquidation (the “Plan”) was confirmed in the Bankruptcy Court. The Debtors must satisfy the conditions of the Plan in order to cause the Plan to become effective. If the plan does not become effective on or before March 23, 2003, then the Plan shall terminate and be of no further effect unless the Debtors and the Creditor’s Committee waive the provisions of Section 12 of the Plan.

     Pursuant to the requirements of the previously disclosed filings under Chapter 11, on February 14, 2003, each of the Company and the Filing Subsidiaries filed a monthly operating report for the month ended January 31, 2003 (a “January 2003 Monthly Operating Report,” and collectively, the “Reports”) with the U.S. Trustee Office.

     The financial data included in the Reports is not audited. The Reports are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Reports are complete or presented on a basis consistent with the Company’s previous periodic filings. The Reports also contain information for periods different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (“the Exchange Act”). This information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in any of the Reports should not be viewed as indicative of future results.

     Copies of the Reports filed by each of the Company and the Filing Subsidiaries on February 14, 2003, are attached as Exhibits 99.1 through Exhibit 99.20 hereto.(1)

Item 7. Exhibits.

Exhibit
Number	Exhibit

2	American Classic Voyages Co. Second Amended Joint Plan of Liquidation confirmed February 6, 2003

99.1	American Classic Voyages Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.2	Great Ocean Cruise Line, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.3	Great AQ Steamboat, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.4	Cape May Light, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.5	Cape Cod Light, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.6	Great River Cruise Line, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.7	Delta Queen Coastal Voyages, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.8	DQSC Property Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.9	Cruise America Travel, Incorporated January 2003 Monthly Operating Report, filed February 14, 2003

(1)	The Reports are included herein in their entirety except for Attachment 3 — Bank and Investment Account Statements (“Attachment”), which has been omitted. A summary of the activity presented on the respective Attachments 3 is included on the respective Attachments 2 — Schedule of Receipts and Disbursements for each of the Company and the Filing Subsidiaries.

Exhibit
Number	Exhibit

99.10	AMCV Cruise Operations, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

99.11	CAT II, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

99.12	Great Independence Ship Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.13	The Delta Queen Steamboat Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.14	Great Hawaiian Properties Corporation January 2003 Monthly Operating Report, filed February 14, 2003

99.15	Ocean Development Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.16	AMCV Holdings, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

99.17	DQSB II, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

99.18	Great Hawaiian Cruise Line, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

99.19	American Hawaii Properties Corporation January 2003 Monthly Operating Report, filed February 14, 2003

99.20	Great Pacific NW Cruise Line, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLASSIC VOYAGES CO.

Date: February 21, 2003	By: /s/ JORDAN B. ALLEN

Jordan B. Allen, Executive Vice President and General Counsel

Exhibit Index

Exhibit
Number	Exhibit

2	American Classic Voyages Co. Second Amended Joint Plan of Liquidation confirmed February 6, 2003

99.1	American Classic Voyages Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.2	Great Ocean Cruise Line, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.3	Great AQ Steamboat, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.4	Cape May Light, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.5	Cape Cod Light, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.6	Great River Cruise Line, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.7	Delta Queen Coastal Voyages, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003

99.8	DQSC Property Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.9	Cruise America Travel, Incorporated January 2003 Monthly Operating Report, filed February 14, 2003

99.10	AMCV Cruise Operations, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

99.11	CAT II, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

Exhibit
Number	Exhibit

99.12	Great Independence Ship Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.13	The Delta Queen Steamboat Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.14	Great Hawaiian Properties Corporation January 2003 Monthly Operating Report, filed February 14, 2003

99.15	Ocean Development Co. January 2003 Monthly Operating Report, filed February 14, 2003

99.16	AMCV Holdings, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

99.17	DQSB II, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

99.18	Great Hawaiian Cruise Line, Inc. January 2003 Monthly Operating Report, filed February 14, 2003

99.19	American Hawaii Properties Corporation January 2003 Monthly Operating Report, filed February 14, 2003

99.20	Great Pacific NW Cruise Line, L.L.C. January 2003 Monthly Operating Report, filed February 14, 2003